Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated October 5, 2026 to Prospectuses dated May 1, 2026

This Supplement is regarding the Franklin Total Return Fund in the above-referenced product Prospectuses.

Reorganization

As described in a prospectus supplement for the Franklin Total Return Fund ("Fund"), as well as a product supplement we sent you on or about September 15, 2026, the Board of Trustees of the Fund approved a proposal to reorganize the Franklin Total Return Fund (“Selling Fund”) with and into the Franklin Core Plus Bond Fund (“Acquiring Fund”) ("Reorganization").

The Reorganization, which was expected to close on or about October 2, 2026 (“Closing Date”), did not require the approval of shareholders and was expected to be tax-free for U.S. federal income tax purposes.

As of the close of business on the Closing Date, investors who held units of the Separate Account Sub-Account that invested in Class A shares of the Selling Fund automatically received a proportionate number of Class A shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account that invested in the Selling Fund.

You should consider the strategies and risks of the underlying Acquiring Fund. In addition, if you did not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your Contract, your Contributions were applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account ceased to exist on the Closing Date.

Within 60 (sixty) days of the Closing Date, if your units in the Selling Fund Sub-Account were transferred to the Acquiring Fund Sub-Account, you are permitted to transfer out of the Acquiring Fund to other investment options currently offered under your contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

Please see the prospectus or summary prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus or summary prospectus, if applicable, for the Acquiring Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-43